Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page hereto, by and among Bionik Laboratories Corp., a Delaware corporation (the “Company”), and the subscribers identified on the signature pages hereto (each, a “Subscriber” and collectively, the “Subscribers”).

Recitals

Whereas, the Company seeks to sell up to US$5,000,000 in Convertible Promissory Notes in the form annexed hereto as Exhibit A (each, a “Note” and collectively, the “Notes”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506(b) of Regulation D and/or Regulation S as promulgated under the Securities Act (the “Offering”); and

Whereas, the Subscribers wish to purchase Notes in the amount set forth on (the “Subscription Amount”) their respective Signature Page to this Agreement.

Now, Therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscribers hereby agree as follows:

1.           PURCHASE OF CONVERTIBLE PROMISSORY NOTES.

1.1          Subscription. Subject to the terms and conditions herein, each Subscriber will loan to the Company such amount, and the Company shall borrow from each Subscriber, in accordance with the respective Subscription Amount and at such date as mutually agreed upon between the Company and each Subscriber (each such date, a “Funding Date”).

1.2          Payment for Subscription. Each Subscriber agrees that the Subscription Amount to the Company for the amount of the Subscriber’s subscription hereunder is to be made upon the applicable Closing (as defined below), by check or by wire transfer to an account designated by the Company.

1.3          Closing.

(a)       The closing of the subscriptions for the Notes shall occur on each Funding Date (collectively, the “Closings” and each, without distinction, a “Closing”). Each Closing shall be held remotely by the electronic exchange of documents and funds at such time and by such means upon which the Company and the Subscribers purchasing the Notes at such Closing shall agree.

(b)       At each Closing, the Company shall deliver to the Subscribers executed Notes in the amounts determined for each Purchaser pursuant to this Section 1.

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2.            REPRESENTATIONS AND WARRANTIES.

2.1          Representations and Warranties by the Company. The Company represents and warrants to each Subscriber that:

(a)       Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the: (i) authorization execution, delivery and performance of this Agreement by the Company; (ii) authorization, sale, issuance and delivery of the Notes contemplated hereby and the performance of the Company’s obligations hereunder; and (iii) authorization, issuance and delivery of the securities issuable upon conversion of the Notes has been taken. The securities issuable upon conversion of the Notes will be validly issued, fully paid and nonassessable.

(b)       Enforceability. Assuming this Agreement has been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company, this Agreement is duly authorized, executed and delivered by the Company constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

(c)       No Violations. The execution, delivery and performance of this Agreement and the Notes by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected.

2.2          Disclaimer. It is specifically understood and agreed by each Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.3          Representations and Warranties by the Subscribers. Each Subscriber represents and warrants to the Company that:

(a)       The Subscriber is acquiring the Notes for the Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distributes or otherwise dispose of the Notes, in whole or in part.

(b)       The Subscriber has had an unrestricted opportunity to: (i) obtain information concerning the Offering, including the Notes, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in this Agreement or otherwise provided.

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(c)       The Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, and all information that the Subscriber has provided concerning the Subscriber, the Subscriber’s financial position and knowledge of financial and business matters is true, correct and complete.

(d)       The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of Notes, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(e)       If the Subscriber is an entity, the Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. The Subscriber has all requisite power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform this Agreement, the Notes and the agreements, documents and instruments executed, delivered and/or contemplated hereby (collectively, the “Subscription Documents”) to which it is a party and to carry out the transactions contemplated hereby and thereby. The Subscription Documents are valid and binding obligations of the Subscriber, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. If applicable, the execution, delivery and performance of the Subscription Documents to which it is a party have been duly authorized by all necessary action of the Subscriber. The execution, delivery and performance of the Subscription Documents and the performance of any transactions contemplated by the Subscription Documents will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which the Subscriber is a party or by which it or its assets are bound, or any provision of its organizational documents (if an entity), or cause the creation of any lien or encumbrance upon any of the assets of the Subscriber; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Subscriber; (iii) require from the Subscriber any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which the Subscriber is a party or by which it is bound.

(f)       At the time the Subscriber was offered the Notes, it was, and at the date hereof it is, and on each Funding Date and date on which the Subscriber converts the Notes the Subscriber will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Subscriber hereby represents that neither the Subscriber nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

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3.            MISCELLANEOUS.

3.1          Addresses and Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service); (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed; or (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 3.1, or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company to:	Bionik Laboratories Corp. 483 Bay Street, N105 Toronto, ON M5G 2C9 Attention: CEO

With copies to:	Ruskin Moscou Faltischek, PC 1425 RXR Plaza East Tower, 15th Floor Uniondale, New York 11556 Attention: Stephen E. Fox, Esq.

If to the Subscriber, to the address set forth on the signature page annexed hereto.

Any such person may by notice given in accordance with this Section 3.1 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

3.2          Titles and Captions. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.3          Assignability. This Agreement is not transferable or assignable by the undersigned.

3.4          Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

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3.5          Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

3.6          Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of law rules.

3.7          Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.8          Integration. This Agreement, together with the remainder of the Subscription Documents of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.9          Amendment. This Agreement and the Notes may be amended only with the written consent of the Company and the holders of a majority of the aggregate principal amount of the Notes (a “Majority in Interest”). The conditions or observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Subscribers, only with the consent of a Majority in Interest. Any amendment or waiver effected in accordance with this Section 3.9 shall be binding on all holders of the Notes, even if they do not execute such amendment, consent or waiver, as the case may be.

3.10       Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

3.11       Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

3.12       Rights and Remedies. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

3.13       Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

signatures on the following pages

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In Witness Whereof, the undersigned has executed this Agreement on this ____ day of _______________, 2018.

Signature of Subscriber:

By:
Name:	Print Name of Subscriber
Title:

Social Security Number(s) or EIN

Mailing Address of Subscriber(s)	Residence of Subscriber(s)

Street	Street

City State Zip Code	City State Zip Code

If Joint Ownership, check one:

☐	Joint Tenants with Right of Survivorship
☐	Tenants-in-Common
☐	Tenants by the Entirety
☐	Community Property
☐	Other (specify):_______________

$_______________________________________________
Aggregate Subscription Amount

Method of Payment: ☐ Wire Transfer ☐ Check

FOREGOING SUBSCRIPTION ACCEPTED:

Bionik Laboratories Corp.

By:
Name:	Eric Dusseux
Title:	CEO

Signature Page to Subscription Agreement

Exhibit A

CONVERTIBLE PROMISSORY NOTE

[See attached]